                                                                   EXHIBIT 10.20


                                       AMENDMENT AGREEMENT


        This Amendment Agreement ("Agreement") is made as of ______________, 1997 (the "Effective Date") by and between SCM Microsystems, Inc. (the "Company"), SCM Microsystems GmbH, a wholly-owned subsidiary of the Company (the "Subsidiary") and Technologie-Beteiligungs-Gesellschaft mbH der Deutschen Ausgleichsbank ("TBG").

        WHEREAS, the Subsidiary and TBG have entered into a Participation Agreement dated October 22, 1993 (the "1993 Participation Agreement") and a Participation Agreement dated June 8, 1995 (the "1995 Participation Agreement") (each a Participation Agreement, and together, the "Participation Agreements");

        WHEREAS, the Subsidiary has borrowed an aggregate of DM 4,000,000 from the TBG pursuant to the Participation Agreements (the "Principal Amount");

        WHEREAS, the Company is currently undertaking an initial public offering of its Common Stock (the "IPO");

        WHEREAS, the Subsidiary, the Company and TBG agree to amend the Participation Agreements in order to facilitate the IPO;

        NOW THEREFORE, in consideration of the mutual promises made herein, the Subsidiary, the Company and TBG (collectively referred to as "the Parties") hereby agree as follows:

        1. Termination. The Subsidiary, the Company and TBG hereby terminate Sections 9 and 12.1 of the 1993 Participation Agreement and Sections 9 and 12.1 of the 1995 Participation Agreement pursuant to Section 14.1 of each respective Participation Agreement.

        2. Payment of the Principal Amount. Notwithstanding the repayment provisions of the Participation Agreements, in the event that the Company completes an IPO while amounts remain outstanding under the Participation Agreements, the Company agrees to pay the Principal Amount, together with accrued interest as provided in Section 3 below, to TBG within 45 days following completion of the IPO. In addition, the Company may pre-pay the Principal Amount and accrued interest at any time without penalty.

        3. Payment of Interest. The Company agrees to pay interest on the Principal Amount as follows: 5% interest per annum in regard of the DM 1,000,000 borrowed by the Subsidiary pursuant to the 1993 Participation Agreement and 6% interest per annum in regard of the DM 3,000,000 borrowed by the Subsidiary pursuant to the 1995 Participation Agreement. Interest will accumulate and will be paid at such time as the Principal Amount is repaid.

        4. Warrant. In consideration of TBG's agreement to terminate Sections 9 and 12.1 of each Participation Agreement, concurrent with the execution of this Agreement the Company will issue to TBG a warrant representing the right to purchase 138,000 (one hundred thirty eight thousand) shares of the Company's Common Stock (the "Warrant"). The Warrant will be exercisable at $5.72 per share of the

Company's Common Stock (the "Exercise Price") and will expire two years from the Effective Date. The form of Warrant to be issued is attached hereto as Exhibit
A. The shares of the Company's Common Stock issuable upon the exercise of the Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable. During the period within which the Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the Warrant.

        5.   Investment Representations of TBG.

        5.1. Experience. TBG has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

        5.2. Investment. TBG is acquiring the Warrant and the shares of Common Stock issuable upon exercise of the Warrant (the "Shares") for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. TBG understands that the Warrant and the Shares have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act").

        5.3. Rule 144. TBG acknowledges that the Warrant and the Shares must be held indefinitely unless subsequently registered under the Act or unless an exemption from such registration is available. TBG is aware of the provisions of Rule 144 promulgated under the Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

        6. Confidential Information. TBG shall maintain the confidentiality of all confidential and proprietary information of the Company made available to it pursuant to Section 6 of each Participation Agreement.

        7. No Other Modifications. Except as modified by this Agreement, the Participation Agreements shall remain unmodified and in full force and effect.

        8. Amendments. This Agreement may only be amended by a written instrument signed by each of the parties.

        9. Governing Law. This Agreement shall be governed by the laws of the Federal Republic of Germany.

        10. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.


                                   SCM MICROSYSTEMS GMBH


                                      By_______________________________


                                   SCM MICROSYSTEMS, INC.

                                      By_______________________________


                                   TECHNOLOGIE-BETEILIGUNGS- GESELLSCHAFT M.B.H.


                                       By_______________________________

                                    EXHIBIT A

                             SCM MICROSYSTEMS, INC.
                              COMMON STOCK WARRANT

NO. 1997C-1                            VOID AFTER___________________, 1999

THIS WARRANT AND THE SHARES WHICH MAY BE PURCHASED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SALE, OFFER, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO RULE 144 OF THE ACT.

THIS CERTIFIES THAT, for value received, Technologie-Beteiligungs-Gesellschaft m.b.H. (the "HOLDER") is entitled to subscribe for and purchase 138,000 (one hundred thirty eight thousand) shares of fully paid and nonassessable Common Stock of SCM Microsystems, Inc., a Delaware company (the "COMPANY"), at an exercise price of US$5.72 per share. Such number of shares and exercise price shall be subject to adjustment as provided in Section 3 below.

        1.     Method of Exercise; Payment.

               (a) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as EXHIBIT A duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check, of an amount equal to the aggregate Exercise Price for the number of shares of Common Stock being purchased.

               (b) Net Issue Exercise. In lieu of exercising this Warrant in a cash exercise, the Holder may elect to exercise this Warrant, in whole or in part, on a "net exercise" basis, and upon such net exercise shall be entitled to receive shares equal to the value of the portion of this Warrant so canceled. Such net exercise shall be effected by surrender of this Warrant at the principal office of the Company together with notice of election to exercise by means of a net issuance exercise, in which event the Company shall issue to the Holder a number of shares of the Common Stock of the Company computed using the following formula:

               X = Y (A-B)
                   ------
                      A

Where  X  =  the number of shares of Common Stock to be issued to the Holder.

       Y = the number of shares of Common Stock purchasable under this Warrant to be canceled upon such net exercise.

       A = the Fair Market Value of one share of Common Stock on the date of exercise.

       B =   the Exercise Price (as adjusted to the date of such calculation).

For purposes of this Warrant, the Fair Market Value of the Common Stock shall mean such fair market value as is reasonably determined by the Board of Directors of the Company in good faith from time to time, provided that upon an exercise of the Warrant after the effectiveness of the Company's initial public offering, Fair Market Value shall mean the closing price quoted on any exchange on which the Common Stock is listed as published in the Wall Street Journal for the ten trading days prior to the date of determination of fair market value.

               (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

               (d) Fractional Shares. The Warrant may not be exercised for fractional shares.

        2. Representations and Warranties of the Company. The Company represents and warrants to the Holder as follows:

               (a) Stock Fully Paid; Reservation of Shares. All of the Common Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price payable therefor, be fully paid and nonassessable. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

               (b) Corporate Power. The Company will have at the Closing Date all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the shares of Common Stock hereunder and to carry out and perform its obligations under the terms of this Warrant.

               (c) Authorization. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the shares of Common Stock and the performance of the Company's obligations hereunder has been taken or will be taken promptly after the date hereof. This Warrant, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company enforceable in accordance with its terms.

        3.     Adjustment of Exercise Price and Number of Shares.

               (a) Stock Splits, Etc. In the event that the Company shall, at any time after the original issuance date of this Warrant, subdivide the outstanding shares of Common Stock or issue a stock dividend on its outstanding shares of Common Stock payable in shares of Common Stock, then the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the Company shall, at any time after the original issuance date of this Warrant, combine the outstanding shares of Common Stock then the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Exercise Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

               (b) Reclassifications, Etc. In the case of any reclassification, recapitalization or change of the Common Stock (other than any action for which adjustment is made pursuant to Section 3(a) hereof), the Company shall execute a new warrant providing that the Holder of this Warrant shall have the right to exercise such new warrant and to procure upon such exercise and payment of the same aggregate Exercise Price, in lieu of the shares of Common Stock theretofore exercisable upon exercise of this Warrant, the kind and amount of shares, other securities, money or property receivable upon such reclassification, recapitalization or change of the Common Stock.

               (c) Notice of Adjustments. Whenever the number of shares of Common Stock purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3, the Company shall provide notice to the Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of shares of Common Stock which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

        4. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

               (a) This Warrant and the shares of Common Stock issuable upon exercise hereof are being acquired for the Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act. Upon exercise of this Warrant, the Holder shall, if so requested by the Company, confirm in writing, in a form satisfactory to the Company, that the securities issuable upon exercise of this Warrant are being acquired for investment and not with a view toward distribution or resale.

               (b) The Holder understands that the Warrant and the shares of Common Stock issuable on exercise hereof have not been registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof, and that they must be held by the Holder indefinitely, and that the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration. The Holder further understands that the shares of Common Stock issuable on exercise hereof have not been qualified under the blue sky laws of any jurisdiction by reason of their issuance in a transaction exempt from the qualification requirements of such blue sky laws, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent expressed above.

               (c) The Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the purchase of this Warrant and the shares of Common Stock purchasable pursuant to the terms of this Warrant and of protecting the Holder's interests in connection therewith.

               (d) The Holder is able to bear the economic risk of the purchase of the Common Stock issuable on exercise of this Warrant.

               (e) The Holder understands that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company's securities.

               (f) The Holder knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Warrant or the Shares.

        5.     Restrictive Legend.

               The Common Stock issuable on exercise of this Warrant shall (unless registered under the Act) be stamped or imprinted with a legend in substantially the following form:

               "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY."

The Company need not register a transfer of this Warrant or shares of Common Stock issued on exercise of this Warrant unless the conditions specified in the legend above are satisfied and, at the discretion of the Company, the Company has received such representations from the transferee as the Company reasonably deems necessary to ensure compliance with applicable securities laws.

        6. Rights of Stockholders. No holder of this Warrant shall be entitled as a Warrant holder, to vote or receive dividends or be deemed the holder of the shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

        7. Expiration of Warrant. This Warrant shall expire and shall no longer be exercisable on 5:00 p.m., German local time, on July __, 1999.

        8. Notices. All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) fifteen (15) days after deposit with the U.S. Postal Service, the Postal Service of the Federal Republic of Germany, or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) two
(2) business days after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by Federal Express or similar overnight courier, freight prepaid, and shall be addressed (i) if to the Holder, at the Holder's address as set forth beneath the Holder's signature to this Warrant, and (ii) if to the Company, at the address of its principal corporate offices (attention: Company Secretary), or at such other address as the Company shall have furnished to the other parties hereto in writing.

        9. Governing Law. This Warrant and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of law provisions of the State of California or of any other state.

        Issued this ____ day of_____________, 1997.


                                            SCM MICROSYSTEMS, INC.

                                            By:_________________________

                                            Title:______________________


ACCEPTED:


_______________________________

By:____________________________

Title:_________________________

                                    EXHIBIT A

                               NOTICE OF EXERCISE


TO:     SCM Microsystems, Inc.
        131 Albright Way
        Los Gatos, CA  95032
        Attention:  President

        1. The undersigned hereby elects to purchase __________ shares of Common Stock of SCM Microsystems, Inc. (the "COMPANY") pursuant to the terms of the attached Warrant.

        2. Method of Exercise (Please initial the applicable blank):

               ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased, together with all applicable transfer taxes, if any.

               ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b) of the Warrant.

        3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the under signed or in such other name as is specified below:

                             ---------------------------------------
                                               (Name)

                             ---------------------------------------

                             ---------------------------------------
                                             (Address)

        4.     The undersigned hereby represents and warrants as follows:

               (a) The shares of Common Stock being acquired hereby (the "SECURITIES") are being acquired for the account of the undersigned for investment and not with a view to, or for resale, in connection with the distribution thereof, and that the undersigned has no present intention of distributing or reselling such shares.

               (b) All representations and warranties of the undersigned set forth in Section 4 of the attached Warrant are true and correct as of the date hereof.

               (c) The undersigned is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The undersigned is purchasing the Securities for the undersigned's own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "ACT").

               (d) The undersigned understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the undersigned understands that, in the view of the Securities and Exchange Commission (the "SEC"), the statutory basis for such exemption may be unavailable if its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

               (e) The undersigned further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the undersigned understands that the Company is under no obligation to register the Securities. In addition, the undersigned understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

               (f) The undersigned is familiar with the provisions of Rule 144, promulgated under the Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. The Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things, except as otherwise provided by section (k) of such Rule 144: (1) the availability of certain public information about the Company, (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than two
(2) years, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated therein, if applicable.

               (g) The undersigned further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.





                                            By:_________________________

                                            Title:______________________

                                            Date:_______________________

                                    EXHIBIT B

                                FORM OF TRANSFER
                  (To be signed only upon transfer of Warrant)



        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________ the right represented by the attached Warrant to purchase ____________ shares of the Common Stock of SCM Microsystems, Inc. to which the attached Warrant relates, and appoints ______________ Attorney to transfer such right on the books of SCM Microsystems, Inc. with full power of substitution in the premises.

        Dated: ____________________




                                      ________________________________________
                                      (Signature must conform in all respects to the name of the Holder as specified on the face of the Warrant)




                                       ________________________________________


                                       ________________________________________
                                                        (Address)


Signed in the presence of:


______________________________________